EXHIBIT 10(k)


                              SEVENTH AMENDMENT TO
                     EXECUTIVE SALARY CONTINUATION AGREEMENT


            THIS AMENDMENT is made and entered into as of the 9th day of March, 2000, as an amendment to the Executive Salary Continuation Agreement dated June 5, 1986, (hereinafter called the "Agreement"), by and between NATIONAL CITY BANK OF MINNEAPOLIS (hereinafter called the "Bank"), and Thomas J. Freed (hereinafter called the "Executive"); and this Amendment supersedes the Sixth Amendment to such Agreement, dated August 2, 1999.

            WHEREAS, the Executive remains in the employ of the Bank; and both the Bank and the Executive desire to amend the Agreement; and

            WHEREAS, the Bank wishes (1) to remove the limitation on payment of benefits under the Agreement so that the benefit under the Agreement will no longer take into account the benefit provided under the Bank's cash balance pension plan; and (2) to provide that the benefit under the Agreement will be determined under a formula rather than stated as a fixed dollar amount;

            NOW, THEREFORE, in consideration of the services to be performed by the Executive in the future, as well as the mutual promises herein contained, the parties hereto agree to amend the Agreement as follows:

            1. Paragraph 1.1 of Article I (entitled "NORMAL RETIREMENT OR DISABILITY") is hereby amended to read as follows:

                        1.1) Amount and Terms of Payment. For purposes of this
            Paragraph 1.1, the term "normal retirement date" shall mean the date on which the Executive attains sixty-five (65); the term "disability retirement date" shall mean the date on which the Executive terminates employment with the Bank due to his disability (as defined in Paragraph 1.4); and "base salary" shall include any base salary paid by the Bank, any of its subsidiaries and its parent company. In consideration of the Executive's remaining employed by the Bank until his normal retirement date or, if earlier, his disability retirement date (the "applicable date"), the Bank agrees that from and after the Executive's normal retirement date, subject to the following sentence of this Paragraph 1.1, the Bank shall thereafter pay to the Executive an annual amount equal to 50% (fifty percent) of the Executive's base salary as of the December 31st coinciding with or immediately preceding the applicable date, for a period of fifteen (15) years from and after the Executive's normal retirement date, payable in equal monthly installments commencing with the first day of the first month following the Executive's normal retirement date. However, if the Executive remains employed by the Bank after his normal retirement date, payment of the annual dollar amount that would have been payable upon his retirement at his normal retirement date shall be deferred, shall commence with the first day of the first month following the date of his actual retirement from the active service of the Bank (without any adjustment for that delay or any change in his base salary after the December 31st coinciding with or immediately preceding his normal retirement date) and shall be payable in the same manner and for the same period of time as provided in the preceding sentence.

            2. Paragraph 1.2 (entitled "Continuation of Payment to Beneficiary") of Article I is hereby amended by deleting the phrase "the sum of sixty-three thousand seven hundred twenty-five dollars ($63,725) per annum" and inserting in its place the phrase "the annual payment amount described in Paragraph 1.1."

            3. Paragraph 1.3 of Article I is hereby amended to read as follows:

            1.3) Limitation on Payment. Effective July 1, 1999, there is no limitation on the annual payment amount specified in Paragraph 1.1.

            4. Paragraph 2.4 of Article II (entitled "EARLY RETIREMENT") is hereby amended to read as follows:

            2.4) Limitation on Payment. Effective July 1, 1999, there is no limitation on the annual accrued benefit payment amount (whether determined from Column I or Column II of Schedule A or as it might otherwise be adjusted pursuant to Paragraph 2.2).

            5. Paragraph 3.1 (entitled "Amount and Terms of Payment") of Article III (entitled "DEATH BENEFIT") is hereby amended by deleting the phrase "the sum of sixty-three thousand seven hundred twenty-five dollars ($63,725) per annum" and inserting in its place the phrase "an annual amount equal to 50% (fifty percent) of the Executive's base salary (as described in Paragraph 1.1) as of the December 31 immediately preceding the earlier of (a) the date of death of the Executive while in the employ of the Bank or (b) the date of the termination of service with the Bank by the Executive due to disability (as hereinafter defined),".

            6. Schedule A of the Agreement is hereby deleted in its entirety and replaced by the attached Amended Schedule A, dated as of the date hereof.

            7. All of terms and conditions of the Agreement remain unchanged and are hereby affirmed by the Bank and the Executive.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the date first above written.

                              NATIONAL CITY BANK OF MINNEAPOLIS


                              By    /s/  David L. Andreas
                                ------------------------------------------------
                                    As its President and Chief Executive Officer
ATTEST:

    /s/  Thomas J. Freed            "BANK"
------------------------------------
            Secretary

                                    /s/  Thomas J. Freed
                              --------------------------------------------------
                              Printed Name:   Thomas J. Freed
                                                           "EXECUTIVE"

                                   SCHEDULE A
                        TO SALARY CONTRIBUTION AGREEMENT


--------------------------------------------------------------------------------
                                    Column I
--------------------------------------------------------------------------------
   Annual Accrued Benefit Payment Amount Payable at Age Sixty-five (or Death)
                             After Early Retirement
--------------------------------------------------------------------------------
Such annual amount shall be determined by accumulating the existing Theoretical Reserve (as defined below), as of the date of termination of the Executive's employment, until the date the Executive attains age 65 at ten percent (10%) annual interest (compounded monthly). The resulting accumulated balance is then annuitized for a period of fifteen (15) years at the same annual interest rate (compounded monthly). The resulting annual accrued benefit payment amount is paid monthly for a period of fifteen (15) years, commencing at age 65.
--------------------------------------------------------------------------------
                                   Column II
--------------------------------------------------------------------------------
     Reduced Annual Accrued Benefit Payment Amount Payable Immediately Upon
                                Early Retirement
--------------------------------------------------------------------------------
Such annual amount shall be equal to the existing Theoretical Reserve (as defined below), as of the date early payments are approved to begin to the Executive, annuitized for a period of fifteen (15) years at ten percent (10%) annual interest (compounded monthly). The resulting reduced annual accrued benefit payment is paid monthly for a period of fifteen (15) years, commencing as of the date early payments are approved to begin.
--------------------------------------------------------------------------------

                                   DEFINITIONS

            "Theoretical Reserve" means the dollar amount that would be available in a reserve fund if, for each year from the original effective date of this Salary Continuation Agreement (the "Agreement"), the Bank made a Theoretical Contribution (as defined below) to the reserve fund on the Executive's behalf.

            "Theoretical Contribution" means, for any year during which the Agreement is in effect, is a contribution assumed to be made by the Bank and determined by using the individual level premium funding method, from the age at which the Executive was first covered by the Agreement until the Executive attains age sixty-five (65), to fund the Executive's entire anticipated benefit under the Agreement, assuming the Executive remains employed by the Bank during that period. The calculation of the Theoretical Contribution as of any date applies from the effective date of the Agreement until the Executive attains age sixty-five (65) years, based on the benefit due under Paragraph 1.1 of the Agreement, determined using the Executive's base salary as of that date.